UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2018
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition

On August 2, 2018, Varex Imaging Corporation (the "Company") issued a press release entitled: “Varex Imaging Announces Financial Results for Third Quarter of Fiscal Year 2018.” A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this item.

This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05	Costs Associated with Exit or Disposal Activities

On July 31, 2018, after receiving approval of the Audit Committee of the Company's Board of Directors, management committed to discontinuing the production of amorphous silicon glass at the Company’s Santa Clara facility. This production will be transferred to the Company's partially owned dpiX facility in Colorado in order to take advantage of available capacity at a larger and more cost-effective fabrication facility. This transfer of production of amorphous silicon glass is taken in connection with the integration of the acquired imaging business and we expect the shutdown to be complete by the end of 2018. Due to the transfer of production, the Company anticipates the elimination of approximately 45 positions at the Santa Clara facility over the next year. The above actions are in addition to the previously announced closure of our London research and development facility and other integration cost reduction efforts by the Company.

As a result of these integration activities, the company expects to incur between $19 and $23 million in restructuring related charges, of which approximately $9 to $11 million relate to accelerated deprecation for property plant and equipment, $5 to $7 million of impairment of assets and $2 to $3 million in cash expenditures for employee and severance related costs. Approximately $7 million is included in financial results for the third quarter and approximately $8 to $10 million is expected in the fourth quarter of fiscal year 2018; and $4 to $6 million is expected in fiscal year 2019.

Item 9.01	Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated August 2, 2018 entitled "Varex Imaging Announces Financial Results for Third Quarter of Fiscal Year 2018."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: August 2, 2018	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 2, 2018 entitled "Varex Imaging Announces Financial Results for Third Quarter of Fiscal Year 2018."